UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 17, 2005 (November 14, 2005)

U.S. ENERGY CORP.
(Exact Name of Company as Specified in its Charter)

Wyoming	0-6814	83-0205516
(State or other jurisdiction of	(Commission File No.)	(I.R.S. Employer
incorporation or organization)		Identification No.)

Glen L. Larsen Building
877 North 8th West Riverton, WY		82501
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (307) 856-9271

Not Applicable
Former Name, Former Address or Former Fiscal Year,, If Changed From Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

 ☐ Written communications pursuant to Rule 425 under the Securities Act
 ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
 ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
 ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Section 1. Registrant’s Business and Operations.

Item 1.01. Amendment of a Material Definitive Agreement - Rights Agreement

The board of directors of U.S. Energy Corp. (“USE”) has amended section 23 of the Rights Agreement (a ‘poison pill plan’). The amendment took effect as of the date of its execution by Computershare Trust Company as the Rights Agent under the Rights Agreement. The original rights record date of September 19, 2001 has not been changed.

Section 8. Other Events

Item 8.01. Other Events - Amendment of Bylaws

The board of directors of USE has amended the bylaws of the company in certain respects, and including provisions permitted by the Wyoming Management Stability Act.

Section 9. Financial Statements and Exhibits

(c)  Exhibit 10   Rights Agreement, as amended.
(c)  Exhibit 3    Amended Bylaws.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. ENERGY CORP.

Dated: November 17, 2005	By:	/s/Robert Scott Lorimer
Robert Scott Lorimer Chief Financial Officer